Schedule 21.1

Corporate Office: Meadowbrook Rehabilitation Group, Inc.
                  Incorporated under the laws of the State of Delaware Amended Certificate

                                Incorporated
                                under the laws
                                of the State of:       Doing Business As:
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Meadowbrook of Illinois, Inc.    Illinois            Meadowbrook of Chicago

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Meadowbrook NeuroCare - Kansas   Kansas              Meadowbrook Rehabilitation
City, Inc.                                           Hospital of Kansas
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Meadowbrook Rehabilitation of    Georgia             Meadowbrook of Atlanta
Group of Georgia, Inc.
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Medbrook Corp. of Florida        Florida             Beaches Physical Therapy,
                                                     Body Anew, Medbrook Rehab
                                                     Center, San Juan Physical
                                                     Therapy
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Megsis, Inc.                    Florida              Bodymax Physical Therapy of
                                                     Palatka
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Southpark Rehabilitation, Inc.  Florida              Moultrie Physical Therapy
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Medbrook of Alaska, Inc.        Alaska               Medbrook Rehab Center of
                                                     Alaska
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Medbrook Physical               Colorado             Medbrook Rehab Center of
Therapy, Inc.                                        Colorado
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Medbrook Home Health, Inc.      Colorado             Total Home Health, Inc.
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Medbrook of Indiana, Inc.       Indiana              Medbrook of Indiana, Inc
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Meadowbrook Hospital, Inc.      California           Meadowbrook Hospital, Inc.
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